Rydex Variable Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX VARIABLE TRUST

Long Short Equity Fund

Supplement dated August 6, 2015 to the Summary Prospectus dated May 1, 2015 (the “Summary Prospectus”) for the Long Short Equity Fund (the “Fund”).

This supplement provides new and additional information beyond that contained in the Fund’s Summary Prospectus and should be read in conjunction with the Fund’s Summary Prospectus.

Effective immediately, the following changes apply to the Summary Prospectus for the Fund. The purpose of the changes described below is to reflect a revised methodology, and other related changes, utilized by the Fund’s Advisor, Security Investors, LLC, in seeking to achieve the Fund’s investment objective.

The changes listed below will have no impact on the Fund’s investment objective and will not result in an increase in the Fund’s fees.

•	The first paragraph under the heading “Principal Investment Strategies” is replaced in its entirety as set forth below.

PRINCIPAL INVESTMENT STRATEGIES
The Fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in long and short equity or equity-like securities, including individual securities and derivatives (based on their notional value for purposes of this 80% calculation) giving exposure (i.e., economic characteristics similar to) to different industries or styles to which the Fund is seeking exposure. The Fund seeks to respond to the dynamically changing economy by moving its investments among different industries and styles (i.e., non-industry factors including, but not limited to, valuations, growth prospects and capitalization). The Advisor allocates investments to industries and styles according to several measures of momentum. Companies associated with industries and/or styles demonstrating positive momentum are favored while those experiencing negative momentum are disfavored. The Fund may hold both long and short positions. Equity positions are determined based on their associated industry and style momentum, risk characteristics, and liquidity. The Fund invests in equity securities, including small-, mid-, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts (“ADRs”), but also may invest in derivative instruments which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different industries or styles to which the Fund is seeking exposure. The Fund may invest in derivatives to hedge or gain leveraged exposure to a particular industry, style or company depending on market conditions.

•	Under the heading “Principal Risks,” the following has been added as a principal risk of investing in the Fund.

INVESTMENT STYLE RISK-The Advisor’s judgments about the attractiveness, value and potential appreciation of a particular market segment may prove to be incorrect and may underperform other market segments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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